Amplify High Income ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

INVESTMENT COMPANIES - 99.8%	Shares	Value
Equity - 13.9%
abrdn Total Dynamic Dividend Fund	1,539,208	$12,944,739
Kayne Anderson Energy Infrastructure Fund(a)	1,419,541	14,663,859
Liberty All-Star Equity Fund(a)	1,878,458	12,773,514
MainStay CBRE Global Infrastructure Megatrends Term Fund	948,512	12,150,439
Virtus Dividend Interest & Premium Strategy Fund	1,010,171	12,404,900
		64,937,451

Fixed Income - 85.9%
Aberdeen Asia-Pacific Income Fund, Inc.	1,624,130	4,352,668
AllianceBernstein Global High Income Fund, Inc.	325,272	3,408,851
BlackRock Corporate High Yield Fund, Inc.	1,107,967	10,736,200
BlackRock Credit Allocation Income Trust	1,267,975	13,580,012
BlackRock Municipal Income Fund, Inc.	441,873	5,452,713
BlackRock MuniHoldings California Quality Fund, Inc.	1,012,442	11,238,106
BlackRock MuniHoldings Fund, Inc.	397,152	4,801,568
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	234,277	2,668,415
BlackRock MuniYield Fund, Inc.	214,759	2,330,135
BlackRock MuniYield Quality Fund III, Inc.	317,549	3,550,198
Blackstone Strategic Credit 2027 Term Fund(a)	1,132,945	13,470,716
Brookfield Real Assets Income Fund, Inc.	988,970	12,619,257
ClearBridge MLP & Midstream Fund, Inc.	273,893	12,985,267
DoubleLine Income Solutions Fund	841,781	10,539,098
Eagle Point Credit Co., Inc.(a)	1,569,891	15,777,405
Eaton Vance Ltd. Duration Income Fund	1,269,575	12,365,660
First Trust Intermediate Duration Preferred & Income Fund(a)	790,426	14,520,126
Flaherty & Crumrine Preferred and Income Securities Fund, Inc.	763,703	11,295,167
FS Credit Opportunities Corp.	2,063,147	13,142,246
Highland Opportunities and Income Fund	1,151,978	7,199,863
Invesco Senior Income Trust	2,731,697	11,773,614
Nuveen AMT-Free Municipal Credit Income Fund	569,087	7,090,824
Nuveen AMT-Free Quality Municipal Income Fund	718,775	8,237,162
Nuveen California Quality Municipal Income Fund	757,743	8,736,777
Nuveen Credit Strategies Income Fund	2,479,980	13,763,889
Nuveen Floating Rate Income Fund/Closed-end Fund	1,589,454	13,748,777
Nuveen Municipal Credit Income Fund	637,514	7,873,298
Nuveen New York AMT-Free Quality Municipal Income Fund	371,161	4,116,175
Nuveen Preferred & Income Opportunities Fund	1,897,025	14,170,777
Nuveen Quality Municipal Income Fund	521,125	6,118,008
Oxford Lane Capital Corp.(a)	3,075,176	16,667,454
PIMCO Access Income Fund	999,801	15,806,854
PIMCO Corporate & Income Opportunity Fund	744,648	10,655,913
PIMCO Corporate & Income Strategy Fund	190,533	2,516,941
PIMCO Dynamic Income Fund(a)	859,745	16,171,803
PIMCO Dynamic Income Opportunities Fund(a)	1,194,365	15,873,111
PIMCO High Income Fund	1,394,267	6,720,367
PIMCO Income Strategy Fund II	1,044,673	7,490,305
Western Asset Diversified Income Fund	946,668	13,641,486
Western Asset Inflation-Linked Opportunities & Income Fund	1,426,473	12,139,285
		399,346,491
TOTAL INVESTMENT COMPANIES (Cost $476,772,261)		464,283,942

SHORT-TERM INVESTMENTS - 0.5%
Investments Purchased with Proceeds from Securities Lending - 0.5%
First American Government Obligations Fund - Class X, 4.65%(b)	2,194,396	2,194,396
TOTAL SHORT-TERM INVESTMENTS (Cost $2,194,396)		2,194,396

TOTAL INVESTMENTS - 100.3% (Cost $478,966,657)		$466,478,338
Liabilities in Excess of Other Assets - (0.3)%		(1,433,793)
TOTAL NET ASSETS - 100.0%		$465,044,545

Percentages are stated as a percent of net assets.

AMT Alternative Minimum Tax

(a)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $2,126,483 which represented 0.5% of net assets.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify High Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	464,283,942	–	–	464,283,942
Investments Purchased with Proceeds from Securities Lending	2,194,396	–	–	2,194,396
Total Investments	466,478,338	–	–	466,478,338

Refer to the Schedule of Investments for additional information.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.